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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-26471, 333-80121 and 333-88361.

                                                            ARTHUR ANDERSEN LLP
Philadelphia, PA
March 27, 2000